UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

Pasithea Therapeutics Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40804	85-1591963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Route 9 South, Suite 3100 Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 977-3380

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KTTA	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.0001 per share	KTTAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in Item 5.07 below, on December 19, 2023, at the Annual Meeting (as defined below), the stockholders of Pasithea Therapeutics Corp. (the “Company”) approved the Pasithea Therapeutics Corp. 2023 Stock Incentive Plan (the “2023 Incentive Plan”). The board of directors of the Company (the “Board”) had previously approved the 2023 Incentive Plan, subject to stockholder approval, and the 2023 Incentive Plan became effective upon such stockholder approval.

A copy of the 2023 Incentive Plan is attached as Exhibit 10.1 hereto, and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

2023 Annual Meeting

On December 19, 2023, the Company convened its 2023 annual meeting of stockholders (the “Annual Meeting”), which had been previously adjourned on November 29, 2023. At the Annual Meeting, the Company’s stockholders voted on the four proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on October 26, 2023 (the “Proxy Statement”). Of the 20,836,623 shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting, 14,770,804 shares of Common Stock were represented in person or by proxy at the Annual Meeting, thereby constituting a quorum.

The voting results on each of the proposals acted upon at the Annual Meeting are set forth below:

Proposal 1 related to the election of each of Dr. Tiago Reis Marques, Prof. Lawrence Steinman, Simon Dumesnil, Dr. Emer Leahy and Alfred Novak, each to serve a one-year term expiring at the 2024 annual meeting of stockholders, or if Proposal 5(A) (relating to the classification of the Board) is adopted, to hold office until the annual meeting of stockholders in accordance with the class of director to which each nominee will be assigned. The appointment of each of the foregoing directors was approved by a plurality of the votes cast at the Annual Meeting as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Dr. Tiago Reis Marques	11,433,844	270,547	3,066,413
Prof. Lawrence Steinman	11,434,292	270,099	3,066,413
Simon Dumesnil	11,409,027	295,364	3,066,413
Dr. Emer Leahy	11,408,775	295,616	3,066,413
Alfred Novak	11,369,003	335,388	3,066,413

Proposal 2 related to the adoption and approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate”), at the discretion of the Board to effect a reverse stock split of the Company’s issued shares of Common Stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of the Company’s stockholders, with a corresponding reduction in the number of authorized shares of Common Stock (although not below 100,000,000 shares). Proposal 2 was approved by a majority of votes cast at the Annual Meeting, based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,432,469	1,181,664	156,671	N/A

Proposal 3 related to the approval of the 2023 Incentive Plan, the reservation of 2,500,000 shares of Common Stock for issuance thereunder, and the approval of the rollover of all unused shares of Common Stock reserved under the 2021 Incentive Plan and the shares from outstanding awards that are canceled or forfeited under the 2021 Incentive Plan for issuance under the 2023 Incentive Plan. Proposal 3 was approved by a majority of votes cast at the Annual Meeting, based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,196,502	1,520,422	987,467	3,066,413

Proposal 6 related to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Proposal 6 was approved by a majority of votes cast at the Annual Meeting, based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,742,119	992,581	36,104	N/A

Adjourned Meeting

On December 19, 2023, the Company also partially adjourned the Annual Meeting in order to provide stockholders additional time to vote on certain additional proposals to amend the Certificate, specifically Proposal 4 (relating to the adoption and approval of an amendment and restatement of the Certificate), Proposal 5(A) (relating to the classification of the Board and removal of directors only for cause), Proposal 5(B) (relating to the prohibition on the ability of stockholders to take action by written consent), and Proposal 5(C) (the requirement for holders of at least two-thirds of all then-outstanding shares of Common Stock to amend the Company’s bylaws) (collectively, the “Adjourned Proposals”). The Adjourned Proposals require a heightened voting standard for approval, namely the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of Common Stock that are entitled to vote thereon, with broker non-votes having the same effect as a vote “against.” The Board believes approval of the Adjourned Proposals is advisable and in the best interests of the Company and its stockholders for the reasons described in the Proxy Statement.

The adjourned Annual Meeting will resume solely with respect to Proposals 4, 5(A), 5(B) and 5(C) at 9:00 a.m. Eastern Time on December 28, 2023. The adjourned Annual Meeting will be reconvened solely with respect to the Adjourned Proposals on December 28, 2023 at 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/KTTA2023 (the “Adjourned Meeting”). The original record date of October 12, 2023 remains the same for the Adjourned Meeting. Stockholders of record may attend the virtual webcast meeting by logging in through the same method as set forth in the Proxy Statement. The Board believes approval of the Adjourned Proposals are advisable and in the best interests of the Company and its stockholders for the reasons described in the Proxy Statement.

Voting for the Approved Proposals has now closed, and those proposals were approved by stockholders at the Annual Meeting. Voting remains open only as to the Adjourned Proposals, and these are the only proposals that will be voted upon at the Adjourned Meeting. Stockholders who have already voted their shares on the Adjourned Proposals do not need to vote again. Proxies previously submitted will be voted at the Adjourned Meeting, and stockholders who have previously submitted a proxy or otherwise voted on the Adjourned Proposals need not take any action.

The Company encourages all stockholders, as of the record date on October 12, 2023, who have not yet voted on the Adjourned Proposals to do so promptly. Stockholders may use the Proxy Card that they were originally provided with or vote in the manner as set forth in the Proxy Statement. Stockholders needing assistance with casting or modifying their vote, should contact the Company’s proxy solicitor, Alliance Advisors, toll free at (888) 490-5085.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.
10.1	Pasithea Therapeutics Corp. 2023 Stock Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASITHEA THERAPEUTICS CORP.

Dated: December 19, 2023	By:	/s/ Tiago Reis Marques
		Name:	Tiago Reis Marques
		Title:	Chief Executive Officer

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